WHOLESALE AGREEMENT



                             DATED: 2 December 1999


                                     BETWEEN

                        TRADE WIND MARKETING PTY LIMITED
                                     ("TWM")

                                       AND

                    PREMIERE INFORMATION SERVICES PTY LIMITED
                                  ("Premiere")


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                                TABLE OF CONTENTS

Clause                                                                  Page No.

1.0 RECITALS

2.0 PURPOSE AND SCOPE

3.0 DEFINITIONS AND INTERPRETATION

            3.1  Definitions
            3.2  Interpretation

4.0 DUTIES OF TWM

5.0 DUTIES OF PREMIERE.

6.0 CHARGES

7.0 BILLING

8.0 PAYMENT

9.0 INTELLECTUAL PROPERTY

10.0 TERM

11.0 TERMINATION

12.0 NON-COMPETITION

13.0 GST

14.0 DISPUTE RESOLUTION

15.0 FORCE MAJEURE

16.0 RESTRICTION OF USE OF TANDEM

17.0 SEVERABILITY

18.0 CONFIDENTIALITY

19.0 ASSIGNMENT

20.0 SECURITY

21.0 COSTS

22.0 LAW

23.0 NOTICES

SCHEDULE 1 - SERVICES - Contact the Company for a copy

SCHEDULE 2 - CHARGES [Omitted pursuant to Confidential  Treatment Request; filed separately with Commission]

SCHEDULE 3 - SERVICE LEVEL AGREEMENT - Contact the Company for a copy

SCHEDULE 4 - BILLING  OBLIGATIONS  [Omitted  pursuant to Confidential Treatment
             Request; filed separately with Commission]


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                               WHOLESALE AGREEMENT

PARTIES: Trade Wind Marketing Pty Ltd ACN 052 100 455, of 27th Floor, Grosvenor Place, 225 George Street, Sydney, NSW, 2000 ("TWM")

AND: PREMIERE INFORMATION SYSTEMS PTY LIMITED, ACN 001 722 292 of Level 5, 120 Sussex Street Sydney, NSW, 2000 ("Premiere")

1.0              RECITALS:

                 1.1 The Parties have signed a Heads of Agreement dated 7th September, 1999 under which they agree to form a
                          strategic   partnership   concerning   the  sales and
                          provision  of  certain   enhanced  fax  and messaging
                          services, and to enter into a Wholesale Agreement for the delivery of certain traffic generated by TWM's customers via the Premiere global network.

                 1.2      This Agreement is the Wholesale  Agreement referred to
                           in the Heads of Agreement.

2.0.             PURPOSE AND SCOPE

                 Premiere is a provider of broadcast faxing and other enhanced fax or messaging services more fully described in Schedule 1 (the "Services"). TWM wishes to supply its customers generating certain traffic in Australia with the Services by sending its fax traffic (and, at its sole discretion, other enhanced messaging traffic) through the Premiere network. Premiere has agreed to enter into this Agreement with TWM.

3.0              DEFINITIONS AND INTERPRETATION

                 3.1    Definitions

                 In this Agreement:

                 " Agreement" means this Agreement, including its Schedules, as varied from time to time in accordance with its terms;

                 `Confidential Information" of a party includes all information marked as confidential by that party or any of its Related
                 Bodies   Corporate  or  which  the  recipient  knows  or ought
                 reasonably to be aware is confidential (regardless of its form and whether the other party becomes aware of it before or after the date of the Agreement) but excludes information that is public knowledge otherwise than as a result of a breach of the obligations of confidentiality under this Agreement;

                 "Commencement Date" means the date of execution of this Agreement;

                 "Computer System" means the computer system comprising physical equipment, system and application software utilised by TWM and any replacement computer system used by TWM from time to time;


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                 "Customer"  means a customer of TWM which  acquires  any of the
                 Services;

                 "Equipment" means the computer hardware and software specified in Schedule 1;

                 "GST, GST Law" and other terms used in this clause which have definitions in the A New Tax System (Goods and Services Tax) Act 1999 have the meanings provided in those definitions and any other applicable legislation and any ruling whether binding or non-binding;

                 "Insolvency Event" means any of the following events;

                 (a) a receiver, manager, liquidator, provisional liquidator, receiver and manager, trustee, administrator, controller or similar officer is appointed in respect of any asset of either party;
                 (b) either party becomes, is, or is deemed under any applicable law to be insolvent or unable to pay its debts as they fall due;
                 (c) any writ of execution, garnishee order, injunction, or similar order, attachment, distress or other process is made, levied or issued against or in relation to any asset of either party.

                 "Intellectual Property Rights" means all intellectual property rights including (but not limited to) copyright, trade mark,
                 design,   patent,   circuit  layout   rights,   trade secrets,
                 confidential information or other proprietary rights, or an rights to registration of such rights whether created before or after the date of this Agreement.

                 "Related Body Corporate" has the meaning given in sections 9 of the Corporations Law.

                 "Service Level Agreement" means the Service Level Agreement set out in Schedule 3, as amended and updated from time to time.

                 "Service" means the telecommunications and related services set out in Schedule 1, as varied from time to time in accordance with this Agreement.

                 "Special Products" means but is not limited to the TWM front end and Gateway technology providing special messaging services and enhancements through which TWM customer traffic is directed and as a result provides enhancements, value added services and features etc and is enhanced with added features/services from time to time.

                 "Software" means the computer software referred to in Schedule 1 and any upgrades, variations or amendments of that software. "$" means the lawful currency of the Commonwealth of Australia

                 "Tandem Switch" refers to TWM's system by which it receives and transmits fax broadcasts and point to point traffic on behalf


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                 of its customers and  constitutes  separately  the hardware and licensed Flexifax application software that enables the switch to be used for the Flexifax fax distribution purpose.

                 3.2   Interpretation

                 In this Agreement:

                 headings   are  for   convenience   only  and  do  not affect
                 interpretationand unless the context indicates a contrary intention:

                 (a) words denoting the singular number include the plural and vice versa; words denoting individuals include corporations and vice versa; and words denoting any gender include all genders;
                 (b) references to clauses and Schedules are references to clauses and Schedules of this Agreement;
                 (c) references to this Agreement and any deed, agreement or instrument will be deemed to include references to this Agreement and the deed, agreement or instrument as amended, novated, supplemented, varied or replaced from time to time;
                 (d) references to any party to this Agreement include its successors or permitted assigns;
                 (e) references to any legislation or to any section or provision thereof includes any statutory modification or reenactment, any substituted statutory provision, and ordinances, bylaws, regulations and other statutory instruments issued under them; and
                 (f)     references to currency are to Australian dollars.

4.0              DUTIES OF TWM

                 TWM will be responsible for:

                 (a)     selling,   marketing   (in  some  cases   jointly) and
                         promoting the  Services,  including TWM services it has
                         developed   using  its  own   front  end  and Gateway
                         technology ("Special Products");

                 (b) ongoing account management all of the TWM Customer accounts;

                 (c) providing customer telephone service and technical support services in accordance with the Service Level Agreement which will be entered into by the parties on terms to be agreed by the parties (the "Service Level Agreement") and for informing its own customers that they should amend their lists, where there have been reports of unwelcome call numbers, when requested to do so;

                 (d) invoicing the TWM Customers and collecting payments in accordance with invoices from those Customers;

                 (e) providing installation, training and support services for the Services' applications to its own staff and customers; and


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                 (f)     integrating  Web based  products  and gateway  with the
                         Premiere system in conjunction with Premiere and tools provided by Premiere with each party bearing its own
                         costs,  or  as  otherwise   reasonably  agreed  by the
                         Parties.

                 (g) TWM may enhance its Special Products and provide additional services to TWM customers in anyway it sees
                         fit.   Premiere  will  be  offered  badging  rights to
                         appropriate Special Products under mutually agreed terms.

5.0              DUTIES OF PREMIERE

                 Premiere will be responsible for:

                 (a) providing TWM with the Services in accordance with the Service Level Agreement and tools to allow TWM to rebadge the service if required under mutually agreed terms. (b) providing TWM with accurate billing data in accordance with clause 7 of this Agreement;

                 (c) maintaining the enhanced fax and messaging network (which includes network reliability, speed and capacity and all associated integrating software) in accordance with the Service Level Agreement which will be entered into by parties on terms to be agreed by the parties;

                 (d) providing daily and monthly operations reports which include information such as customer's monthly usage, traffic profiles and other relevant operational data in accordance with the Service Level Agreement;

                 (e) providing customer telephone service and technical support services at its cost in accordance with the Service Level Agreement;

                 (f) providing Premiere staff members to assist in the co-ordination and the implementation of the migration process, at its own cost;

6.0              CHARGES

                 (a) The charges current on the date of this Agreement are set out in Schedule 2 (the "Charges"). Premiere will not increase the Charges for the first 12 months of this Agreement. The charges shall be reviewed every six months in good faith and when applicable adjusted to take into account trends in telecommunications industry tariffs in Australia. If the revised charges are not acceptable to TWM then TWM will be able to terminate this agreement giving 90 days notice of intention to do so.

                 (b) The charges are based upon Australian originated traffic. It is agreed that TWM can start other similar
                         operations   under   similar   Strategic Partnership
                         arrangements with other Premiere  organisations. Under
                         this   Agreement   Premiere   will   assist   in these
                         discussions with the local Premiere organisation.


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7.0              BILLING

                 1. Premiere will send to TWM raw billing files for the Services provided by Premiere for the previous week each Friday. This will be sent before 10 a.m. for processing by TWM. An additional billing file to cover the last few days of the month is to be sent before 10am on the day following the last day of the month.

                 2. At the end of each month, Premiere will issue an invoice to TWM, in a form set agreed by the parties, for Charges relating to the Services provided by Premiere to TWM in the preceding month. This will include an invoice to TWM, in a form set agreed by the parties, for Charges relating to the Services provided by Premiere to TWM in the preceding month on the first day of the following month

8.0              PAYMENT

                 Except to the extent that TWM has disputed an amount in an invoice, TWM must pay the Charges on each invoice provided by Premiere within 60 days from the date of the invoice.

9.0              INTELLECTUAL PROPERTY

                 Each party will  retain all right,  title and  interest  to any
                 intellectual   property  which  that  party  deploys  or makes
                 available to the other party pursuant to this Agreement.

10.0             TERM

                 The term of this Agreement will be for an initial period of 12 months(the "Initial Period") which can be extended once for a further 12 months by agreement between the parties, . Three months notice to be given by TWM should it not wish to extend the Agreement beyond the Initial period.. After expiry of the Initial Period, or any extension, this Agreement will continue until terminated.

11.0             TERMINATION

                 Either party may terminate this Agreement:

                          (i) if the other party materially breaches any provision of this Agreement or the Service Level Agreement and does not rectify the breach within 28 days of being notified of the breach.

                          (ii) if an insolvency event occurs (for example, a Court orders that a party be wound up) in relation to the other party;

                          (iii) If either  party gives six months  notice to the
                                other   that  it   wishes  to   terminate this
                                Agreement;

                          (iv) if there is a total and irreparable failure of the Equipment which is caused by something that is beyond the reasonable control and without the fault or negligence of Premiere


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                          (v)   Should  there  be  a  change  in  management or
                                operational control of TWM or Premiere then TWM has the right to amend or terminate this agreement

12.0             NON-COMPETITION

                 (a) Premiere may compete with TWM in relation to the provision of the Services in accordance with the terms of this clause Premiere must not knowingly promote the Services to or entice away any of TWM's enhanced fax or messaging service customers or who use any of the Services ("Enhanced Fax Customer" or Special Products). Premiere must not knowingly induce TWM's Enhanced Fax or messaging Customers to transfer away from TWM for the duration of this Agreement. TWM must not knowingly
                         promote   the   Services  to  or  entice  away  any of
                         Premiere's  enhanced fax or messaging service customers
                         or  who  use  any  of  the  Services   ("Enhanced Fax
                         Customer"). TWM must now knowingly induce Premier's Enhanced Fax or messaging Customers to transfer away from Premiere for the duration of this Agreement. The provisions of this Clause shall apply for a period of two years after the date of termination of this Agreement.

                 (b)     Premiere   and  TWM  agree  that  if  either  party is
                         supplying any of the Services or Special  Products to a
                         branch  or  division   of  a   corporate   customer or
                         government department, the other party will not promote any of the Services to that particular branch or
                         division   of  a  corporate   customer  or government
                         department or attempt to entice that customer away from the first party for any of the Services or Special Products. For the avoidance of doubt, in the event that such a customer makes an unsolicited approach to a party to provide any of the Services, such a party is at liberty to do so.

                 (c) Premiere shall be the exclusive fax delivery provider of the Enhanced Fax Services to TWM customers for the duration of the Agreement.

                 (d) Premiere acknowledges that TWM customers will at all times remain TWM customers even if they are directly using the Services .

13.0             GST

                 Notwithstanding any other provision of this Agreement, if Premiere becomes liable for any amounts of GST on any supplies made under or in connection with this Agreement then;

                 (a) Premiere may increase the amounts otherwise payable by TWM under this Agreement by the amount of the GST; and


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                 (b)     Premiere will provide TWM with a tax invoice which will
                         enable TWM, where entitled under the GST law, to claim an input tax credit for TWM's acquisition of that supply; and

14.0             DISPUTE RESOLUTION

                 14.1 If any dispute or difference arises between TWM and Premiere out of or in connection with the performance of this Agreement or the Services, but not relating to
                         any    question    arising    from    obligations of
                         confidentiality, either party must give the other written notice of such dispute within 28 days. The parties agree that they will make every reasonable effort to resolve the difference in a commercially reasonable and amicable way within 45 days of receipt of notice of the dispute under this clause.

                 14.2 If resolution under clause 14.1 cannot be reached, a meeting will be held within 15 days between the relevant managers of the parties to agree appropriate corrective actions to be implemented within an agreed timeframe which is not to exceed 30 days.

                 14.3 If resolution cannot be reached under clause 14.2, a meeting will be held between the respective Chief Executive Officer ( or his or her delegate) of each party to agree appropriate corrective actions to be implemented within an agreed timeframe which is not to exceed 30 days.

                 14.4 If resolution cannot be reached under clause 14.3, the parties may jointly appoint an independent expert to resolve the dispute. If the parties cannot agree on a suitable independent expert, then either party may request the President of the NSW Bar Association at that time to appoint a barrister of not less than 10 years standing to act as an expert and determine the appropriate corrective action to be implemented within an agreed timeframe.

                 14.5    Notwithstanding   this  clause  14,  either  party may
                         commence court proceedings relating to any such dispute
                         or  may  properly  seek  urgent   interlocutory relief
                         without complying with this clause 14

15.0             FORCE MAJEURE

                 15.1 Neither party shall be liable for any default or delay in the performance of its obligations under this Agreement to the extent that such default or delay is
                         caused,   directly  or  indirectly,   by  fire, flood,
                         earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts, or any other cause
                         beyond   the   reasonable   control   of   such party
                         (individually each being a "force majeure" event), provided such default or delay could not have been prevented by reasonable precautions.


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                 15.2    In such event, the non-performing party will be excused
                         from  any  further  performance  or  observance  of the
                         obligations   so   affected   for  as   long   as such
                         circumstances  prevail.  Any  party so  delayed  in its
                         performance  will  immediately   notify  the  other by
                         telephone, to be confirmed in writing five calender days following the inception of such delay, and
                         describe   at  a   reasonable   level  of  detail the
                         circumstances causing such delay.

                 15.3 Premiere warrants that it has implemented a Y2K plan to minimise the impact, if any, from the 'millenium bug' and that alternative plans are also in place should problems, failures or delays occur with any of its carriers or service providers but does not warrant against the impact third party suppliers and customers may have on Premiere's ability to provide the services due to their systems not being Y2K compliant Premiere will not be held liable for losses incurred by TWM or other parties due to problems that occur as a result of suppliers and customers not being Y2K compliant or experiencing Y2K related problems.

16.0             RESTRICTION OF USE OF TANDEM HARDWARE AND SOFTWARE

                 16.1 TWM agrees not to sell, gift or bequeath the right, license or other entitlement to use the Flexifax Tandem application software, or means by which TWM has in the past been legally entitled to use the Tandem switch and its Flexifax Tandem application software to any person, business or body corporate for the duration of this Agreement.

                 16.2 TWM may at its sole discretion keep, use or dispose of the Tandem switch hardware and other parts of its original network.

17.0             SEVERABILITY

                 If any part of the Agreement is held to be void, invalid or otherwise unenforceable, it will be deemed to be severed from this Agreement and the remainder of this Agreement will continue in full force and effect.

18.0             CONFIDENTIALITY

                 Neither party will make a public announcement or disclose to any person details of the discussions between the parties and the terms of this Agreement unless it first consults with and obtains the written agreement of the other party (which agreement will not be unreasonably withheld), provided that:

                 (a)     following such consultation, no party shall be entitled
                         to  withhold   agreement   in  the  case  of  a public
                         announcement or notification where and to the extent that that party is required by law or the listing requirements of any stock exchange; and


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                 (c)     a party is  entitled  to make such  disclosures  to the
                         directors,   secretaries,   professional  advisers and
                         bankers  of that  party so long as the  party  uses all
                         reasonable   endeavours  to  ensure  that  the matters
                         disclosed are kept confidential.

19.0             ASSIGNMENT

                 Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other, whose consent shall not be unreasonable withheld

20.0             SECURITY

                 It is agreed that for the first twelve months of this agreement that the registered customer base of Flexifax can be used as security against unpaid invoicing triggered under clause 10
                 (ii)  in  the  event  that  TWM  is  unable  to   rectify any
                 indebtedness after being given 60 days to do so. The value of this customer base is to be calculated based upon one and a half times the total annualised revenue based on carried traffic under this agreement generated from the total customer base by Flexifax and will be purchased in full by Premiere and a portion used to offset the debt. This calculation will be based upon the total annualised TWM customer revenue calculated from the average of the Flexifax monthly customer revenue figures of the previous three operational months seasonally adjusted. Any surplus after repayment of debt is to be returned immediately to TWM.

21.0             COSTS

                 Except as otherwise agreed in writing by the parties, each party shall bear its own costs and expenses in connection with action taken by it in relation to this Agreement.

22.0             LAW

                 This Agreement is governed by the laws of New South Wales and each of the parties submit to the jurisdiction of the Courts in that State.

23.0             NOTICES

                 (a)     All  notices  and  other  communications   required or
                         permitted to be given or served under this Agreement may be delivered by hand, by pre--paid post or by facsimile as follows:


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                         To:        The Company Secretary
                                    Trade Wind Marketing Pty Limited

                         Address:   27th Floor, Grosvenor Place
                                    225 George Street
                                    SYDNEY NSW 2000

                         Fax:       (02) 9250 8890

                         To:        The Company Secretary
                                    Premiere Information Systems Pty Limited

                         Address:   Level 5, 120 Sussex Street
                                    SYDNEY NSW 2000

                         Fax:       (02) 9338 0193

                 (b) Notices shall be deemed to have been received, in the case of personal delivery, on the day of delivery, in the case of posting by pre-paid post, on the second day after posting, and in the case of a facsimile, on the day immediately following the date of despatch and confirmation of the answerback code of the receiving party's machine.


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DATED:     2nd December 1999

SIGNED for and on behalf of                               )
Trade Wind Marketing Pty Limited                          )
ACN 052 100 455 by                                  /s/ Nick Bird
                                            ..................................
In the presence of:                                       )
(Signature)

 /s/ Kevin Bryan Levine
 .....................................................
(Signature of Witness)

 Kevin Bryan Levine
 .....................................................
(Name of Witness in Full)


SIGNED for and on behalf of                               )
PREMIERE INFORMATION SYSTEMS                              )
PTY LIMITED ACN 001 722 292 by                       /s/ illegible
 ..................................
In the presence of:                                       )
(Signature)

  /s/ Craig McClosky
 .....................................................
(Signature of Witness)

Craig McClosky
 .....................................................
(Name of Witness in Full)